Exhibit 99.1

January 13, 2011

EXPLORATION NEWS RELEASE

NEW VEINS DISCOVERED NORTH OF EL GALLO &

SUCCESSFUL EXPANSION OF SEVERAL KNOWN ZONES THROUGHOUT DISTRICT

TORONTO, ONTARIO (JANUARY 13, 2011) US GOLD CORPORATION (NYSE: UXG) (TSX: UXG) is pleased to announce very encouraging drill results from several different areas at and surrounding the company’s El Gallo project in Sinaloa state, Mexico (Fig. 1). Drilling has discovered a series of new veins 6 miles (10 km) north of the main resource and has also extended many of the known zones throughout the district.

These results will not be included in the El Gallo Preliminary Economic Assessment due to be released in early February.

EXPLORATION HIGHLIGHTS

(See Fig. 1 for Drilling Locations)

1)              Several new silver-gold veins, located 6 miles (10 km) north of the El Gallo resource, have been discovered with intersections of 1,325.1 grams per tonne (gpt) silver and 2.1 gpt gold over 1.2 meters, 235.0 gpt silver and 18.3 gpt gold over 0.7 meters and 273.6 gpt silver and 0.7 gpt gold over 10.5 meters.

2)              Near surface expansion and delineation drilling at Palmarito intersects 135.1 gpt silver and 0.3 gpt gold over 21.1 meters, 121.4 gpt silver and 0.6 gpt gold over 12.2 meters and 70.6 gpt silver, 0.6 gpt gold over 26.4 meters all starting from surface.

3)              First follow-up holes at the El Gallo Gold Zone return more high-grade 16.9 gpt gold over 2.0 meters, 7.0 gpt gold over 1.1 meters, and 5.2 gpt gold over 2.0 meters.

4)              Near surface mineralization at Chapotillo extended to the southeast, returning 218.3 gpt silver, 1.6 gpt gold over 4.6 meters, and 110.0 gpt silver, 16.2 gpt gold over 0.5 meters.

5)              Drilling at El Gallo, designed to increase the size of the resource encounters more encouraging results 75.3 gpt silver over 22.2 meters.

6)              Preliminary Economic Assessment for El Gallo due to be released in early February

EL GALLO AND DISTRICT EXPLORATION

US Gold controls over 500,000 acres of land around El Gallo, with many areas having been mined historically on a small scale. Since many of these areas have not been subject to modern exploration, US Gold’s management feels the district holds a lot of growth potential. Continued drilling at El Gallo will focus on expanding the total size of the resource and upgrading the inferred resource to the measured and indicated categories. Drilling on the new veins will focus on delineating the mineralization in order for them to be incorporated in an updated resource estimate.  US Gold anticipates spending $15 million on exploration in Mexico during 2011, in addition to moving the project through to feasibility.

US Gold — January 13, 2011 News Release

1)             New Veins Discovered North of El Gallo Resource (Fig. 1 and 2)

A new series of veins have been discovered 6 miles (10 km) north of the El Gallo resource.  A total of 14 core holes were completed on two of the veins known as Mina Grande and Los Mautos, which are separated by 1,300 meters.  Drilling at Mina Grande occurred over a strike length of 550 meters. The best results were intersected along the northwest section of the vein where there is good potential to expand the mineralization laterally and at depth. Drilling on the Los Mautos vein occurred over a strike length of 120 meters. The mineralization at Los Mautos’ is hosted in siliceous breccia bodies that outcrop at surface. This is important because this is the same type of occurrence that hosts silver mineralization at El Gallo. Highlights are shown below:

Hole #	Silver	Gold	Length	From	Silver	Gold	Length	From
	(gpt)	(gpt)	(meters)	(meters)	(opt)	(opt)	(feet)	(feet)

MGX-001	209.6	1.7	2.0	50.0	6.1	0.05	6.6	164.0
And	1,325.1	2.1	1.2	58.3	38.6	0.06	3.9	191.3

MGX-004	273.0	0.8	0.4	34.6	8.0	0.02	1.3	113.5

MGX-006	236.0	2.5	0.6	20.0	6.9	0.07	2.0	65.6

MGX-007	235.0	18.3	0.7	63.8	6.9	0.53	2.3	209.3

LMX-004	273.6	0.7	10.5	32.2	8.0	0.02	34.4	105.6
Including	847.2	2.0	1.0	34.7	24.7	0.06	3.3	113.8
Including	562.8	1.4	2.1	39.7	16.4	0.04	6.9	130.2

2)             Palmarito — Good Grades & Thickness Discovered at Surface (Fig. 1 and 3)

The discovery of the Southwest Zone, announced in 2010, has opened up multiple areas for expansion at Palmarito. Since the discovery was announced, six additional core holes have been completed. The objective of these holes was to begin connecting the Southwest Zone to the main Palmarito resource located 250 meters to the north. Five of the six holes encountered encouraging grades and thicknesses starting at or near surface.

The results from these holes are important because: 1) the silver grades encountered are approximately 75% higher than the current in-situ resource at Palmarito, 2) the mineralization in each of the holes starts at or near surface, 3) the holes fill in the large gap that previously existed between the two zones and, 4) there appears to be multiple areas where the mineralization can be further expanded. Based on these results, a larger drill program is being designed for Palmarito and will commence in the coming weeks. Highlights are shown below:

Hole #	Silver	Gold	Length	From	Silver	Gold	Length	From
	(gpt)	(gpt)	(meters)	(meters)	(opt)	(opt)	(feet)	(feet)

PMX-054	121.4	0.6	12.2	0.0	3.5	0.02	40.0	0.0

PMX-055	70.6	0.6	26.4	0.0	2.1	0.02	86.6	0.0

PMX-056	135.1	0.3	21.1	0.0	3.9	0.01	69.2	0.0

PMX-057	78.4	0.5	3.0	5.5	2.3	0.01	9.8	18.0

PMX-059	167.9	0.5	6.2	1.2	4.9	0.01	20.3	3.9

3)             El Gallo Gold Zone — Early Success Continues (Fig. 1 and 4)

US Gold first announced the discovery of the Gold Zone on December 8, 2010 with the first two core holes returning 7.7 gpt gold over 4.8 meters and 6.4 gpt gold over 3.1 meters. The vein is located 300 meters southeast of the El Gallo silver resource. However, unlike El Gallo this new zone is predominately gold. Results from the first two follow-up holes have been received. The holes were drilled in order to test the down-dip potential and to establish the orientation of the vein, which appears to be trending east-west. Grades continue to be encouraging. It is also important to note that the “basement rock”, which underlies the El Gallo silver resource and acts as a floor to the mineralization, occurs much deeper at the Gold Zone. This is an encouraging development because it indicates potential for mineralization at increasing depths.

Hole #	Gold	Length	From	Gold	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)

GZX-003	16.9	2.0	10.0	0.49	6.6	32.8
Including	29.3	1.0	10.0	0.85	3.3	32.8

GZX-004	4.2	4.9	132.2	0.12	16.1	433.7
Including	7.0	1.1	132.2	0.20	3.6	433.7
And	5.2	2.0	173.9	0.15	6.6	570.5

4)             Chapotillo — Near Surface Mineralization Expanded (Fig. 1)

The primary focus of US Gold’s drilling at Chapotillo is to define the areas near surface potential. Since the discovery hole was announced on October 27, 2010, which returned 236.2 gpt silver and 1.6 gpt gold over 18.6 meters, results have been received for three additional holes. Each of the holes successfully intersected the zone at or near surface, expanding the mineralization by approximately 60 meters to the southeast.  Drilling at Chapotillo is ongoing.

Hole #	Silver	Gold	Length	From	Silver	Gold	Length	From
	(gpt)	(gpt)	(meters)	(meters)	(opt)	(opt)	(feet)	(feet)

CHX-010	308.0	4.2	0.5	6.5	9.0	0.12	1.6	21.3
And	110.0	16.2	0.5	17.3	3.2	0.47	1.6	56.8

CHX-012	78.0	1.0	4.4	26.2	2.3	0.03	14.4	86.0
Including	198.0	2.8	0.7	29.9	5.8	0.08	2.3	98.1

CHX-013	218.3	1.6	4.6	0.0	6.4	0.05	15.1	0.0
And	71.9	0.6	4.2	19.5	2.1	0.02	13.8	64.0

5)             El Gallo — Expansion and Infill Drilling Continues to Encounter Success (Fig. 1 and 4)

Recent exploration at El Gallo has been focused on two goals: 1) Exploring for extensions of known zones in order to increase the size of the resource and, 2) Upgrading inferred resources to the measured and indicated categories.

Drilling to expand the mineralization focused on the southern extension of Main Zone. A total of seven holes intersected the zone, expanding the mineralization by 150 meters. The primary objective of US Gold’s drilling at El Gallo is to expand the mineralization to the south and the east.

Highlights from the holes are shown below.

Hole #	Silver	Length	From	Silver	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)

GAX-247	75.3	22.2	69.0	2.2	72.8	226.4

GAX-250	61.8	9.8	122.6	1.8	32.2	402.2

GAX-255	58.7	7.2	77.6	1.7	23.6	254.6
Including	196.0	1.4	83.5	5.7	4.6	274.0

GAX-260	75.9	4.5	152.3	2.2	14.8	499.7

GAX-264	150.0	4.6	0.0	4.4	15.1	0.0
Including	410.0	1.6	3.1	12.0	5.2	10.2

GAX-266	76.0	7.5	100.4	2.2	24.6	329.4

Drilling to upgrade mineralization into the measured and indicated categories focused on the area between the Main and North Zones. The results from these holes successfully met expectations. Ongoing in-fill drilling will occur throughout 2011 as US Gold moves towards the feasibility stage. Highlights from the recent in-fill holes are shown below.

Hole #	Silver	Length	From	Silver	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)

GAX-248	91.3	1.0	47.0	2.7	3.3	154.2
And	358.0	0.9	68.5	10.4	3.0	224.7
And	76.2	1.1	89.0	2.2	3.6	292.0
And	98.0	2.0	110.8	2.9	6.6	363.5

GAX-252	70.7	4.6	0.0	2.1	15.1	0.0
including	121.0	2.3	0.0	3.5	7.5	0.0
And	109.0	1.2	21.4	3.2	3.9	70.2
And	159.0	1.1	35.5	4.6	3.6	116.5
And	188.1	1.0	48.1	5.5	3.3	157.8

6)             Preliminary Economic Assessment Update

The Preliminary Economic Assessment for El Gallo is scheduled to be released in early February. This study will analyze potential production rates, capital expenditures and rates of return for the project and is expected to become the foundation for the El Gallo Feasibility Study.

ABOUT US GOLD (www.usgold.com)

US Gold’s goal is to qualify for inclusion in the S&P 500 within the next 4 years. US Gold explores for gold and silver in the Americas, has an exciting silver discovery called El Gallo in Mexico, and is advancing its Gold Bar project in Nevada towards production. The Company’s shares are listed on the NYSE and the Toronto Stock Exchange under the symbol UXG, trading 1.3 million shares daily during the past twelve months. US Gold’s shares are included in S&P/TSX and Russell indices.

This news release has been viewed and approved by John Read, CPG, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian J. Ball Senior Vice-President Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

Table 1. El Gallo District Drill Results: Core Holes Assays

January 13, 2011

Hole #	Silver	Gold	Length	From	Azimuth	Dip	Easting	Northing
	(gpt)	(gpt)	(meters)	(meters)

Mina Grande
MGX-001	209.6	1.9	2.0	50.0	225°	-50°	215838	2852417
And	1,325.1	2.1	1.2	58.3
MGX-002	18.7	1.9	5.1	0.0	225°	-50°	215885	2852454
MGX-003	60.2	3.0	0.3	39.8	225°	-50°	215913	2852349
MGX-004	273.0	0.8	0.4	34.6	225°	-50°	215733	2852455
MGX-005	22.7	1.5	3.8	64.8	225°	-50°	215946	2852395
MGX-006	236.0	2.5	0.6	20.0	225°	-50°	215673	2852555
MGX-007	235.0	18.3	0.7	63.8	225°	-50°	215672	2852683
MGX-008	12.8	0.6	6.1	49.7	225°	-50°	215977	2852351
MGX-009	11.4	3.8	1.3	0.5	225°	-50°	216094	2852325
MGX-010	—	—	—	—	225°	-50°	216041	2852478

Los Mautos
LMX-001	63.1	—	1.6	13.7	225°	-60°	215444	2853797
And	62.7	—	1.5	59.5
LMX-002	57.8	0.2	7.3	19.2	225°	-60°	215543	2853780
And	50.7	0.7	7.5	44.8
LMX-003	59.2	—	10.7	0.0	225°	-60°	215548	2853748
LMX-004	273.6	0.7	10.5	32.2	225°	-45°	215593	2853802
Including	847.0	2.0	1.0	34.7
Including	562.8	1.4	2.1	39.7

Gold Zone
GZX-003	11.2	16.9	2.0	10.0	160°	-70°	212677	2842957
Including	17.7	29.3	1.0	10.0
GZX-004	—	4.2	4.2	132.2	160°	-70°	212693	2842979
Including	—	7.0	1.0	132.2
And	7.4	5.2	2.0	173.9

Hole #	Silver	Gold	Length	From	Azimuth	Dip	Easting	Northing
	(gpt)	(gpt)	(meters)	(meters)

Chapotillo
CHX-010	308.0	4.2	0.5	6.5	220°	-65°	212443	2853739
And	110.0	16.2	0.5	17.3
CHX-012	78.0	1.0	4.4	26.2	220°	-45°	212456	2853801
Including	198.0	2.8	0.7	26.2
CHX-013	218.2	1.6	4.6	0.0	220°	-45°	212504	2853748
And	71.9	0.6	4.2	19.5
CHX-014	—	—	—	—	220°	-50°	212504	2853748
CHX-015	—	—	—	—	220°	-45°	212805	2853599

El Gallo
GAX-244	123.1	—	2.2	55.9	350°	-75°	212529	2843149
And	37.4	—	4.9	103.2
GAX-245	—	—	—	—	170°	-50°	211973	2842992
GAX-246A	84.9	—	2.2	11.4	188°	-45°	211915	2843036
GAX-247	125.3	—	2.2	50.3	0°	-90°	212407	2843133
And	75.3	—	22.2	69.0
Including	366.6	—	1.3	74.5
GAX-248	91.3	—	1.0	47.0	350°	-45°	212081	2843378
And	358.0	—	0.9	68.5
And	76.2	—	1.1	89.0
And	98.0	—	2.0	110.8
GAX-249	—	—	—	—	360°	-45°	211657	2842946
GAX-250	61.8	—	9.8	122.6	350°	-50°	212085	2843071
GAX-252	70.7	—	6.1	0.0	350°	-50°	212049	2843264
Including	121.0	—	2.3	0.0
And	33.7	—	7.3	15.3
Including	109.0	—	1.2	21.4
And	159.0	—	1.1	35.5
And	188.7	—	1.0	48.1

Hole #	Silver	Gold	Length	From	Azimuth	Dip	Easting	Northing
	(gpt)	(gpt)	(meters)	(meters)

GAX-253	51.0	—	1.0	119.5	-350°	-55°	212280	2843057
GAX-254	36.8	—	4.6	0.0	-350°	-45°	212332	2843270
And	70.6	—	1.0	90.9
GAX-255	58.7	—	7.2	77.6	0°	-90°	212455	2843164
Including	196.0	—	1.4	83.5
GAX-256	119.6	—	2.0	72.4	170°	-75°	212385	2843114
GAX-257	44.7	—	6.5	111.3	350°	-75°	212528	2843102
GAX-258	91.0	—	1.2	110.5	0°	-90°	212402	2843064
GAX-259	46.9	—	7.7	56.4	350°	-75°	212424	2843085
Including	172.0	—	1.6	62.5
GAX-260	75.9	—	4.5	152.6	350°	-65°	212548	2843058
GAX-262	—	—	—	—	350°	-65°	212166	2843054
GAX-263	54.2	—	1.2	86.3	350°	-45°	212128	2843391
GAX-264	150.0	—	4.6	0.0	350°	-65°	212112	2843089
Including	410.0	—	1.6	3.1
GAX-265	—	—	—	—	170°	-60°	211937	2843034
GAX-266	246	—	1.2	44.0	170°	-70°	212454	2843151
And	76.0	—	7.5	100.4

US★GOLD

Figure 1
El Gallo District - Location of Veins

January 2011

180000
190000
200000
210000
220000
230000
240000
250000
2880000
2870000
2860000
2850000
2840000
2830000
Los Mautos
Chapotillo
Mina Grande
6 Miles /10 km
El Gallo*
Gold Zone Vein
8 Miles
13 km
12 Miles
20 km
Magistral*
Palmarito*
N
0 3 6
Miles
0 5 10
Km
Legend
US Gold Concessions
Mineralized Veins
* To be Included in Q1 PEA

US★GOLD

Figure 2
El Gallo District - Location of Veins

January 2011

214000
215000
216000
217000
2584000
2583000
2582000
Legend
New Vein From Release
Core Holes
LMX-001
LMX-002
LMX-003
LMX-004
Los Mautos
Open
Open
MGX-001
MGX-002
MGX-003
MGX-004
MGX-005
MGX-006
MGX-007
MGX-008
MGX-009
MGX-010
Mina Grande
N
0
500
1,000
Feet
0
300
600
Meters
Area Shown

Figure 3

Palmarito Aerial (Plan) View - Drill Hole Location

January 2011

PMX-055
70.6 gpt Ag, 0.6 gpt Au / 26.4 m
PMX-054
128.8 gpt Ag, 0.6 gpt Au / 12.2 m
PMX-056
135.1 gpt Ag, 0.3 gpt Au / 21.1 m
PMX-059
167.9 gpt Ag, 0.5 gpt Au / 6.2 m
NI 43-101
Resource
PMX-058
No significant values
Drilling Design to
Connect Mineralization
PMX-057
78.4 gpt Ag, 0.5 gpt Au / 3.0 m
Southwest Zone
(Included in NI 43-101)
Legend
Core Hole
Mineral Resource Area
NI 43-101 Resource
0 400 800
Feet
N
0 100 200
Meters